Commitments and contingencies	12 Months Ended
Dec. 31, 2017
Commitments and contingencies
Commitments and contingencies

26. Commitments and contingencies

Operating lease commitments

The operating lease commitments of the Group relate to leases of buildings between one and nine years and leases of cars and IT equipment for four years. The Group does not have an option to purchase the leased assets.

The operating lease commitments for future periods are presented in the table below:

	As at December 31,
Thousands of euros	2017	2016	2015
Within one year	593	474	590
In the second to fifth year	692	926	1,351
After five years	—	—	—

Total	1,285	1,401	1,941

Other commitments

TiGenix Inc guarantees the operating lease payments of Cognate for the building leased in the United States. Total remaining operating lease commitments at December 31, 2017 for which TiGenix Inc was a guarantor were 0.2 million euros (0.3 million euros in 2016). Cognate was the party with whom TiGenix had a joint venture, TC CEF LLC, in the past.

Legal proceedings

TiGenix SAU is involved in the following legal proceedings.

Invalidation of U.S. patent US6777231

On April 1, 2011, Cellerix (the predecessor entity of our subsidiary TiGenix SAU) filed an inter partes re-examination request with the US Patent and Trademark Office regarding the patent US6777231, owned by the University of Pittsburgh. The US Patent and Trademark Office examiner issued a decision concluding that all ten originally issued and all eighteen newly submitted claims of the patent granted to the University of Pittsburgh were invalid. The University of Pittsburgh appealed the examiner’s decision to the Patent Trial and Appeal Board (“PTAB”). The PTAB issued its decision on July 31, 2017 affirming the examiner’s rejection of the newly submitted claims as indefinite and as anticipated. The PTAB’s decision affirming that all ten originally issued claims and all 18 newly submitted claims of the patent granted to the University of Pittsburgh were invalid on at least one ground became final and appealable on November 30, 2017. The deadline for filing a notice of appeal was January 30, 2018. TiGenix did not appeal and has not been served with a notice of appeal by the University of Pittsburgh. At this stage, we expect that the PTO examiner will issue a Notice of Intent to Issue an Inter Partes Reexamination Certificate that will indicate that all claims have been canceled and the re-examination prosecution is terminated.

In the unlikely event that the re-examination is not successful as a result of an appeal by the University of Pitsburg (which as of the date hereof would be untimely), the Company may be required to obtain a license on unfavorable terms, or may not be able to obtain a license at all in order to commercialize its adipose-derived stem cell products in the United States. The Company would potentially be susceptible to patent infringement or litigation regarding patent infringement while commercializing its eASC products in the United States. The Company may, therefore, choose to delay the launch of its adipose-derived stem cell products in the U.S. market until the expiration of the patent US6777231 on March 10, 2020.